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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                 June 20, 1997
               Date of Report (Date of earliest event reported)


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                        WHEELABRATOR TECHNOLOGIES INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


         0-14246                                          22-2678047
(Commission File Number)                       (IRS Employer Identification No.)


4 Liberty Lane West, Hampton, New Hampshire                   03842
  (Address of principal executive offices)                 (Zip code)


                                (603) 929-3000
             (Registrant's telephone number, including area code)

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Item 5. Other Events.


     On June 20, 1997, the registrant issued a news release announcing that its parent company, Waste Management, Inc. ("Waste Management") has offered to acquire all of the outstanding publicly held shares of the registrant that Waste Management does not already own. A copy of the news release is filed herewith as an exhibit and incorporated herein by reference.

     At a special meeting of the registrant's Board of Directors on June 24, 1997, the Waste Management proposal was referred to a special committee consisting of independent directors Paul M. Meister and Lt. Gen. Thomas P. Stafford.

Item 7. Financial Statements, Pro Forma and Financial Information and Exhibits.

     No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       WHEELABRATOR TECHNOLOGIES INC.

                                       By: /s/ Thomas A. Witt
                                           --------------------------
                                           Thomas A. Witt
                                           Secretary

Dated: June 25, 1997

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                         WHEELABRATOR TECHNOLOGIES INC.

                                 EXHIBIT INDEX


Number and Description of Exhibit*
----------------------------------

1.    None
2.    None
4.    None
16.   None
17.   None
20.   None
23.   None
24.   None
27.   None
99.1  News release dated June 20, 1997


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 * Exhibits not listed are inapplicable